UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

EPR Properties

(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

(Address of principal executive office) (Zip Code)

(816) 472-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Agreement.

Underwriting Agreement – Public Offering of Senior Notes

On June 13, 2013, EPR Properties (the “Company”) and certain of its subsidiaries, as guarantors (the “Guarantors”), entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, for themselves and as representatives of the underwriters named therein (the “Underwriters”), in connection with the Company’s issuance and sale of $275,000,000 aggregate principal amount of 5.250% Senior Notes due 2023 (the “Notes”). The offering closed on June 18, 2013. The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-189023), as supplemented by the prospectus supplement dated June 13, 2013, previously filed with the Securities and Exchange Commission under the Securities Act.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1, and is incorporated herein by reference.

Indenture

The Notes were issued (and the guarantees delivered) pursuant to an indenture, dated as of June 18, 2013 (the “Indenture”), among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”).

The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s existing and future senior indebtedness and effectively junior to all of the Company’s existing and future secured indebtedness (to the extent of the value of the assets securing such indebtedness). The obligations under the Notes are fully and unconditionally guaranteed by the Guarantors. The Notes are structurally subordinated to the claims of creditors of non-guarantor subsidiaries of the Company. There is no sinking fund for the Notes.

The Company will pay interest on the Notes semi-annually on January 15 and July 15 of each year, beginning January 15, 2014 to holders of record on the preceding January 1 and July 1, as the case may be. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. The Notes will mature on July 15, 2023.

The Company has the option to redeem all or a part of the Notes at any time or from time to time. Before April 16, 2023, the redemption price for the Notes will be equal to the sum of (i) 100% of their principal amount, plus accrued and unpaid interest, up to, but excluding, the date of redemption, and (ii) a make-whole premium. On or after April 16, 2023, the redemption price for the Notes will be equal to the sum of 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon, if any, up to, but excluding, the date of the redemption.

The Company and its restricted subsidiaries are subject to certain negative covenants under the Indenture. The provisions of the Indenture limit the Company’s and its restricted subsidiaries’ ability to, among other things, (i) incur additional indebtedness, (ii) incur liens and (iii) consolidate, merge or sell or transfer assets.

The Indenture also contains customary events of default. In the case of an event of default resulting from certain events of bankruptcy, insolvency or reorganization, the principal of and accrued and unpaid interest, if any, on all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs and is continuing, the Trustee or holders of not less than 25% in principal amount of the then outstanding Notes may declare all of the Notes due and payable immediately.

The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are subject to, and qualified in their entirety by, reference to the Indenture and form of Note, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 hereof is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Number	Description

1.1	Underwriting Agreement, dated June 13, 2013, among EPR Properties, certain of its subsidiaries and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, for themselves and as representatives of the underwriters named therein.

4.1	Indenture, dated June 18, 2013, among the Company, certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as trustee.

4.2	Form of 5.250% Senior Note due 2023 (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Stinson Morrison Hecker LLP as to the legality of the Notes.

8.1	Opinion of Stinson Morrison Hecker LLP regarding certain U.S. Federal Income Tax Matters in connection with the issuance of the Notes.

23.1	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR PROPERTIES

By:	/s/ Mark A. Peterson
Name:	Mark A. Peterson
Title:	Senior Vice President, Treasurer and Chief Financial Officer

Date: June 18, 2013

INDEX TO EXHIBITS

Exhibit	Description

1.1	Underwriting Agreement, dated June 13, 2013, among EPR Properties, certain of its subsidiaries and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, for themselves and as representatives of the underwriters named therein.

4.1	Indenture, dated June 18, 2013, among the Company, certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as trustee.

4.2	Form of 5.250% Senior Note due 2023 (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Stinson Morrison Hecker LLP as to the legality of the Notes.

8.1	Opinion of Stinson Morrison Hecker LLP regarding certain U.S. Federal Income Tax Matters in connection with the issuance of the Notes.

23.1	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).